Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) June 5, 2018

Forward - Looking Statements Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. 2

Our Strategy – Proven and Consistent Strong Foundation in Place Leadership and governance Leading position in great markets Strong capital and pristine credit Scalable, efficient technology and systems Building Shareholder Value Soundness Growth Profitability 3

Experienced Leadership Team Industry Experience Years at FSB Richard E. Herrington Chairman, CEO & President 48 11 Sarah Meyerrose Executive VP & Chief Financial Officer 40 2 J. Myers Jones, III Executive VP & Chief Credit Officer 43 9 Lee M. Moss* President, Franklin Synergy Bank 45 4 David McDaniel Executive VP, Chief Lending Officer & Williamson County President 26 7 Kevin A. Herrington Executive VP & Chief Operating Officer, Franklin Synergy Bank 21 11 Terry R. Howell Executive VP & Corporate Risk Officer 36 2 Sally E. Bowers Executive VP & Chief Mortgage Officer 47 11 Sally P. Kimble Executive VP & Chief Administrative Officer 39 6 * Joined FSB as part of MidSouth Bank acquisition in July 2014. 4

Ranked 30 th in Forbes 2016 Best Places for Business and Careers Metro Population of 1.9 million Nashville ranked 6th among nation’s top cities for real estate investing in 2017 Leading Industries: tourism, health care management, logistics, publishing, insurance, music and entertainment Source: Nashville Chamber of Commerce, the Council for Community and Economic Research, Bureau of Economic Analysis, U.S. Dep art ment of Commerce, Forbes, Fortune, Red Report, Bureau of Labor Statistics, and SNL Financial Nashville - Davidson - Murfreesboro - Franklin, TN Metropolitan Statistical Area No state personal income tax on wages or estate tax Nashville ranked 3rd for best cities for jobs in 2017 by Forbes Davidson County unemployment 2.1% as of April 2018 21 accredited 4 - year colleges/universities Wealthiest county in Tennessee and the 7 th wealthiest county nationwide Fastest growing county (2014 to 2016) in Tennessee Home to 40 corporate HQs and 7 Fortune 1,000 companies Three AAA rated government entities County ranked #1 fastest growing job market in the US at 6.7% County unemployment rate: 2.0% as of April 2018 Median household income $113,712 (2018E) Williamson Rutherford One of the wealthiest counties in Tennessee Murfreesboro 10th fastest growing large city in U.S. 2015 / 2016 Home of Nissan USA’s largest manufacturing facility; regional headquarters of General Mills, Amazon Fulfillment Center County unemployment rate: 2.2% as of April 2018 Median household income $65,746 (2018E) Ranked 5th in U.S. for job growth June 2015 through June 2016 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Highly Attractive Markets 5

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REVIEW OF ANNUAL PERFORMANCE 7

SOUNDNESS 8

Asset Quality 0.18% 0.27% 0.16% 0.21% 0.37% (0.00%) 0.10% 0.01% 0.02% (0.02%) (0.10%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Loan Losses as a % of Loans 0.91% 2.67% 1.41% 0.90% 0.82% 0.35% 0.14% 0.16% 0.21% 0.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Non - Performing Assets to Assets 9

Asset Quality 6.9% 22.4% 13.0% 8.4% 8.8% 4.0% 2.7% 0.6% 1.3% 1.3% 2.0% 12.6% 20.7% 18.9% 23.1% 17.5% 10.9% 8.9% 8.1% 5.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Texas Ratio (vs. peer) FSB Peer Key Elements Supporting Asset Quality • Vibrant Local Markets • Attention to Detail in Loan Servicing • Conservative Underwriting • Knowledge of Customer 10

GROWTH 11

Asset Growth 194 272 350 465 578 796 1,356 2,168 2,943 3,844 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Assets (in millions) In 2007, FSB Was the Smallest of 177 Banks Headquartered in Tennessee Today, FSB Is the Fourth Largest Bank Headquartered in Tennessee At March 31, 2018, FSB Ranked Among the Largest 250 Banks Headquartered in the USA 12

Deposit Growth 145 227 306 406 515 681 1,172 1,814 2,392 3,167 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Deposits (in millions) Local Deposit Market Share Is Measured Annually at June 30 by FDIC As of June 30, 2017, FSB achieved Market Share of :  #1 in Williamson County  #2 in Rutherford County  #6 in Nashville MSA –  Market Share achieved with significantly fewer locations than competitors, in just two of the counties in the Nashville MSA 13

Loan Growth 91 168 198 235 315 432 806 1,318 1,797 2,269 - 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Loans (in millions) Annual Loan Growth  2017 : 26.2%  2016 : 36.4%  2015 : 63.6%  2014 : 86.5% Acquisition of MidSouth Bank (2014) and Addition of Health Care Banking Team (2015) Supported Growth Performance 14

PROFITABILITY 15

Net Income and EPS ( as reported and adjusted for effect of tax cuts & jobs act, effective 12/22/17) (2,505) (616) 973 2,154 4,140 4,561 8,414 16,080 28,057 28,099 33,422 (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net Income (in thousands) as reported as adjusted $(0.95) $(0.22) $0.28 $0.57 $1.03 $1.13 $1.32 $1.62 $2.56 $2.14 $2.54 $(1.00) $(0.50) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Basic Earnings Per Share as reported as adjusted 16

Profitability (as reported and adjusted for effect of Tax cuts & jobs act, effective 12/22/17) 0.33% 0.58% 0.80% 0.72% 0.80% 0.92% 1.10% 0.82% 0.97% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Return on Assets as reported as adjusted NM NM 3.31% 5.65% 8.36% 8.24% 8.62% 9.52% 13.50% 9.67% 11.51% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Return on Equity as reported as adjusted NM NM 17

Key Elements of Profitability Team Focus on Building Long Term Profitability Economies of Scale Use of Technology to Manage Operating Costs 18

Financial Highlights and Recent Developments For the First Quarter 2018 As of March 31, 2018 Net interest income of $25.1 million +6.2% vs. 1Q’17 Net income of $10.1 million +26.7% vs. 1Q’17 Earnings per share of $0.73 +25.9% vs. 1Q’17 Return on average assets of 1.03% Return on average tangible common equity of 14.1% Net charge - offs of only 0.01% Loans (1) of $2,310 million +18.5% vs. 1Q’17 Retail deposit growth of 26.6% vs. 1Q’17 Ratio of nonperforming loans only 15 bps of total loans and ratio of allowance for loan losses to total loans steady at 0.94% Tangible book value per share of $22.23 +8.4% vs. 1Q’17 Common equity tier 1 ratio of 11.5% Total risk - based capital of 14.4% Recent Developments Closed Civic acquisition on April 1, 2018 Opening of flagship Murfreesboro,TN branch Note: $ in millions, except per share data (1) Excludes loans held for sale. 1Q’18 was characterized by record earnings per share, net interest income and total loans 19

1Q'18 4Q'17 UBPR Peer (4Q'17) Nonperforming Assets / Assets 0.12% 0.12% 0.61% Net Charge-offs / Loans 0.01% (0.00%) 0.14% Common Equity Tier 1 11.5% 11.4% 11.6% Tier 1 11.5% 11.4% 12.2% Total 14.4% 14.4% 13.9% Cash & Securities / Assets 40.3% 38.1% 21.3% Loans / Deposits 68.8% 71.2% 93.3% Risk Weight Risk-weighted Assets / Assets 66.3% 68.5% 77.6% Asset Quality Capacity Liquidity Solid Credit and Low Risk Balance Sheet Source: SNL Financial Low risk, liquid balance sheet Growth Profitability Soundness 20

Well Diversified Loan Portfolio Loan Growth ($ mm) Diversified Portfolio Real Estate 80% Franchise defined by strong loan growth while maintaining diversification and credit discipline < Construction 21% Acquisition & Development 2% Commercial Real Estate 31% Residential 26% Warehouse Mortgage 1% Commercial 20% Consumer & Other 0% $296 $432 $806 $1,318 $1,797 $2,269 $2,323 2012 2013 2014 2015 2016 2017 1Q'18 Growth Profitability Soundness 21

Year - Over - Year Loan Growth Loan Type 1Q2018 1Q2017 Growth % Growth Construction 480,933$ 453,658$ 27,275$ 6.0% Acquisition & development 42,727 45,614 (2,887) -6.3% Commercial real estate - owner-occupied 212,519 188,632 23,887 12.7% Commercial real estate - other 504,459 360,526 143,933 39.9% Residential - closed end 1-4 family 430,563 299,628 130,935 43.7% Residential - open end 1-4 family 172,216 151,530 20,686 13.7% Warehouse mortgage 12,871 12,682 189 1.5% Total real estate 1,856,288 1,512,270 344,018 22.7% Commercial 464,927 447,245 17,682 4.0% Consumer & other 3,899 3,853 46 1.2% Total Gross Loans 2,325,114 1,963,368 361,746 18.4% Less: Deferred fees (2,225) (971) (1,254) 129.1% Total Net Loans 2,322,889$ 1,962,397$ 360,492$ 18.4% ($ in thousands) Growth Profitability Soundness 22

Strategic Deposit Sources The Bipartisan Banking Act exempts certain reciprocal deposits from the definition of brokered deposits, up to the lesser of:  $5B; or  an amount equal to 20% of the total liabilities of the insured depository institution A reciprocal deposit is a deposit that an insured depository institution • receives through a deposit placement network • with the same maturity (if any) and in the same amount as deposits placed by the insured depository institution at other network members Source: Economic Growth, Regulatory Relief and Consumer Protection Act; Davis Polk & Wardwell LLP, Bipartisan Banking Act Will Rebalance the Financial Regulatory Landscape, dated May 22, 2018 Reciprocal Deposits Deposit Growth ($ mm) $744 $1,008 $1,097 $1,385 $1,508 $342 $328 $822 $1,003 $992 $86 $478 $473 $780 $855 $1,172 $1,814 $2,392 $3,167 $3,355 2014 2015 2016 2017 1Q'18 Retail & Other Deposits Local Government Brokered Deposits Continued focus on retail deposits while opportunistically banking local governments Growth Profitability Soundness 23

Building Earnings Momentum and Tangible Book Value Diluted Earnings Per Share Tangible Book Value Per Share Note: 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regula tions that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017 Record earnings continue to support the growth and future profitability of the franchise while building tangible book value per share $1.02 $1.10 $1.27 $1.54 $2.42 $2.04 $0.58 $0.73 2012 2013 2014 2015 2016 2017 1Q'17 1Q'18 $11.37 $11.29 $12.88 $15.85 $19.91 $22.24 $22.23 2012 2013 2014 2015 2016 2017 1Q'18 Growth Profitability Soundness 24

Continued Performance Net Income Net Interest Income $16.0 $21.0 $37.7 $59.4 $81.6 $97.0 $23.6 $25.1 2012 2013 2014 2015 2016 2017 1Q'17 1Q'18 Note: 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regula tions that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017 NIM: 3.17% 3.41% 3.74% 3.62% 3.42% 3.06% 3.18% 2.71% Return on Average Tangible Common Equity Non - Interest Expenses Strong, sustainable earnings and return metrics driven by loan growth and disciplined credit and expenses $3.7 $4.5 $8.3 $16.0 $28.0 $28.1 $7.9 $10.1 0.80% 0.72% 0.80% 0.92% 1.10% 0.82% 0.99% 1.03% 2012 2013 2014 2015 2016 2017 1Q'17 1Q'18 Net Income ROAA 10.5% 10.1% 10.1% 10.8% 14.4% 10.1% 12.3% 14.1% 2012 2013 2014 2015 2016 2017 1Q'17 1Q'18 $16.9 $19.7 $31.8 $42.1 $51.7 $60.8 $14.3 $15.5 69% 71% 67% 58% 53% 54% 52% 54% 2012 2013 2014 2015 2016 2017 1Q'17 1Q'18 Non-Int. Expenses Efficiency Ratio Growth Profitability Soundness 25

Significant Recent Developments – Building Scale in Key Markets

FRANKLIN FINANCIAL NETWORK

Pro Forma Branch Footprint


Nashville
FSB (12)
Civic (1)
Nashville
Davidson
Williamson
Murfreesboro
Rutherford
Maury
840
40
65
24
Nashville
Davidson
Murfreesboro
Rutherford

Recent Developments

Civic Bank & Trust Acquisition

- Closed on April 1, 2018
- Expands presence in Nashville market and strengthens overall Middle Tennessee footprint
  - First physical branch presence in Nashville
- Further builds retail deposit funding
- Financially attractive acquisition and immediately accretive to tangible book value per share

Opening of Flagship Murfreesboro Branch

- Building scale to better serve customers and drive deposit growth
- Located in Rutherford County, Tennessee's 5th largest county and one of the youngest, fastest growing counties in Tennessee

Source: SNL Financial, 2017 American Community Survey, United States Census Bureau

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Market Share in Leading Markets 0.3% 0.5% 0.7% 0.8% 1.2% 1.3% 1.7% 3.1% 4.3% 4.8% 1.6% 3.3% 4.3% 5.4% 8.9% 9.7% 12.0% 18.9% 25.8% 25.3% 6.2% 6.8% 12.2% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Nashville MSA Williamson County Rutherford County Leading market share in attractive geographies provides support for our business with ample room for growth 27

Growth Real Estate Lending Asset Quality Proven, Successful Banking Model Key Elements of FSB Performance 28